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                                                                EXHIBIT 10.5



September 29, 1998



Patriot American Hospitality, Inc.
1950 Stemmons Freeway, Suite 6001
Dallas, Texas 75207
Attn: William W. Evans III

Wyndham International, Inc.
1950 Stemmons Freeway, Suite 6001
Dallas, Texas 75207
Attn: Leslie Ng

Ladies and Gentlemen:

     This letter agreement among Patriot American Hospitality, Inc. (the "REIT"), Wyndham International, Inc. (the "OPCO") (each a "Company" and collectively, the "Companies") and PaineWebber Financial Products Inc. ("PaineWebber") modifies and amends, in part, certain of the terms and conditions of that certain Purchase Price Adjustment Mechanism Agreement, dated April 6, 1998 (the "Agreement") between the Companies and PaineWebber, as amended by the letter agreement dated August 14, 1998. Defined terms not otherwise defined herein shall have the meanings ascribed to them under the Agreement.

     Notwithstanding the terms and conditions of the Agreement, the Companies and PaineWebber agree as follows:

1. REPRESENTATIONS AND WARRANTIES. The representations, warranties and covenants of the Companies in Section 4 of the Purchase Agreement, dated as of April 6, 1998 (the "Purchase Agreement"), among the Companies and PaineWebber are hereby incorporated by reference herein, and the Companies hereby so represent, warrant and covenant to PaineWebber. The provisions of Section 6 of the Purchase Agreement shall also be applicable to any Paired Shares delivered to PaineWebber under this Agreement.

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Patriot American Hospitality, Inc.
Wyndham International, Inc.
September 30, 1998
Page 2


2. FILING OF REGISTRATION STATEMENT. The Companies agree to use all best efforts to file and have declared effective, before October 15, 1998, a registration statement covering the sale of any Paired Shares issued to PaineWebber pursuant to the Purchase Agreement or the Agreement; provided, however, that at PaineWebber's request at any time prior to that date, the Companies will use all best efforts to file and have declared effective such registration statement as soon as possible thereafter. PaineWebber agrees that such filing will satisfy the requirements of Section 7.1(a) of the Purchase Agreement with respect to Resale Registration Statements.

3. EFFECTIVE DATE. Paragraph 7 of the letter agreement among the parties hereto dated August 14, 1998 is amended by replacing "September 30, 1998" with "October 15, 1998."

4. EFFECT. Notwithstanding this letter agreement all other provisions as amended remain in full force and effect.

Sincerely,

PaineWebber Financial Products Inc.

By:  /s/ Terrence E. Fancher
     --------------------------------
Name:    Terrence E. Fancher
Title:   Managing Director

AGREED TO AND ACCEPTED

Patriot American Hospitality, Inc.        Wyndham International, Inc.

By:  /s/ William W. Evans III              By:  /s/ William W. Evans III
     ----------------------------             ----------------------------
Name:    William W. Evans III             Name:     William W. Evans III
Title:                                    Title: